UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 892-9340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425, under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12, under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	OESX	The Nasdaq Stock Market LLC
(NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07(a), (b) and (d) Submission of Matters to a Vote of Security Holders.

On August 4, 2022, the Company held its 2022 Annual Meeting. As of the June 8, 2022 record date for the determination of the shareholders entitled to notice of, and to vote at, the 2022 Annual Meeting, 31,161,016 shares of common stock of the Company were outstanding and entitled to vote, each entitled to one vote per share. Approximately 75% of all votes were represented at the 2022 Annual Meeting in person or by proxy. At the 2022 Annual Meeting, the Company’s shareholders voted on the following proposals:

Proposal One—Election of Directors: To elect two Class III directors, Anthony L. Otten and Sally A. Washlow, to serve until the Company’s 2025 Annual Meeting of Shareholders, in each case, until their successors have been duly elected and qualified. In accordance with the voting results listed below, Ms. Washlow and Mr. Otten were duly elected as directors for their designated terms by over 98% of the shares officially voted.

Name	For	Withheld	Broker Non-Votes
Anthony L. Otten	15,247,382	234,227	7,779,239
Sally A. Washlow	15,314,523	167,086	7,779,239

Proposal Two—Say-On-Pay: To conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Definitive Proxy Statement. In accordance with the voting results listed below, the Company’s executive compensation as disclosed in the Definitive Proxy Statement was approved by over 96% of the shares officially voted.

For	Against	Abstain	Broker Non-Votes
14,902,994	464,481	114,134	7,779,239

Proposal Three—Ratification of Independent Public Accountant: To ratify BDO USA, LLP to serve as the Company’s independent registered public accounting firm for its 2023 fiscal year. In accordance with the voting results listed below, BDO USA, LLP was ratified to serve as the independent registered certified public accountants for the Company’s fiscal 2023 by over 99% of the shares officially voted.

For	Against	Abstain	Broker Non-Votes
23,160,051	62,252	38,545	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: August 8, 2022	By:	/s/ J. Per Brodin
J. Per Brodin
Chief Financial Officer